SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   May 17, 2000


                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      0-19278                 13-3357370
(State or other jurisdiction    (Commission file Number)            (IRS
      of incorporation)                                      Identification No.)


          51 James Way, Eatontown, New Jersey              07724
       (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code   (732) 542-2800


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                              Item 5. Other Events


On May 17, 2000, Osteotech, Inc. announced that its Board of Directors has authorized the repurchase and retirement of up to 1 million shares of the Company's common stock through open market purchases, or block purchases, which will be made from time to time as market conditions allow. As of April 30, 2000, there were 14,240,162 shares of common stock outstanding.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 25, 2000

                                                   OSTEOTECH, INC.
                                                    (Registrant)


                                        By:  /s/ Michael J. Jeffries
                                             -------------------------
                                             MICHAEL J. JEFFRIES
                                             Executive Vice President,
                                             Chief Financial Officer
                                             (Principal Financial Officer
                                             and Principal Accounting Officer)